Prospectus Supplement
John Hancock Variable Insurance Trust (the Trust)
Total Stock Market Index Trust (the fund)
Supplement dated June 26, 2025 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
At its meeting held on June 24-26, 2025, the Trust’s Board of Trustees (the Board) approved changing the subadvisor for the fund from Manulife Investment Management (North America) Limited (“Manulife IM (NA)”) to Manulife Investment Management (US) LLC (“Manulife IM (US)”) effective on or about June 30, 2025 (the Effective Date). Manulife IM (NA) will no longer serve as subadvisor to the fund as of the Effective Date. Accordingly, as of the Effective Date, all references to Manulife IM (NA) will be removed from the Summary Prospectus and replaced with Manulife IM (US) as the subadvisor with respect to the fund. There are no changes to the portfolio managers of the fund as a result of the change in subadvisor.
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.